UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

REVOLVE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> June 12, 2020 .   Meeting Information REVOLVE GROUP, INC. Meeting Type: Annual<mtgtype>Meeting  For holders as of:  April<recdate>17, 2020  Date: June 12, 2020 Time: 11:00<mtgtime>AM PDT  Location: Meeting live via the Internet - please visit  www.virtualshareholdermeeting.com/RVLV2020  and be sure to have the information that is printed in  the box marked by the arrow -> [xxxx xxxx]  (located on the following page)  You are receiving this communication because you hold REVOLVE GROUP, INC. shares in the above named company. 12889 MOORE STREET    CERRITOS, CA 90703     This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  See the reverse side of this notice to obtain  proxy materials and voting instructions.  0000464816_1     R1.0.1.18

Before You Vote                  How to Access the Proxy Materials                   Proxy Materials Available to VIEW or RECEIVE:       1. Annual Report 2. Notice & Proxy Statement        How to View Online:              Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.        How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:  1) BY INTERNET:  www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:   sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow      (located on the following page) in the subject line. Requests, instructions   and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2020 to facilitate timely delivery.   Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  0000464816_2     R1.0.1.18

Voting items  The Board of Directors recommends you vote FOR the following:  1.Election of Directors  Nominees   1A Michael Karanikolas 1B Michael Mente 1C Hadley Mullin             1D Jennifer Baxter Moser 1E Marc Stolzman The Board of Directors recommends you vote FOR the following proposal:            2.Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020   NOTE: In their discretion, each proxy may also vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.  0000464816_3     R1.0.1.18

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